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                   BASSETT FURNITURE INDUSTRIES, INCORPORATED

                   1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

        1. PURPOSE. This Plan is intended to provide Directors who are not employees of the Company a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage such Directors to remain with and to devote their best efforts to the Company.

        2. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

               (a) "Award" means an award pursuant to Sections 8 through 10 of the Plan.

               (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

               (c) "Common Stock" means the Common Stock, $5.00 par value, of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 11 below.

               (d) "Company" means Bassett Furniture Industries, Incorporated, a Virginia corporation, and any corporation succeeding to the Company's rights and obligations hereunder.

               (e) "Compensation" means the annual fee payable by the Company to a Director for a year of service as a Director without reduction for withholding taxes and exclusive of reimbursement for expenses, meeting attendance fees and the value of any fringe benefits which the Director receives or is entitled to receive as a Director of the Company.

               (f) "Director" means a member of the Board of Directors of the Company who is not a regular employee of the Company or its subsidiaries.

               (g) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 72(m)(7) of the Internal Revenue Code of 1986.

               (h) "Election" means an election to receive an Award pursuant to
        Section 8 of the Plan.

               (i) "Elective Award" means an award pursuant to an Election under
        Section 8 of the Plan.

               (j) "Elective Award Agreement" means the written agreement between a Director and the Company evidencing the Company's agreement to issue Common Stock


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        pursuant to an Election under the Plan and setting forth or incorporating the terms and conditions thereof.

               (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (l) "Fair Market Value", with respect to a share of the Common Stock on a particular date, shall be (i) if such Common Stock is listed on a national securities exchange or a foreign securities exchange or traded on the NASDAQ National Market System, the closing sale price of the Common Stock on said date on the national securities exchange, the foreign securities exchange or the NASDAQ national Market System on which the Common Stock is principally traded, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock, or (ii) if the Common Stock shall not be listed on a national securities exchange or a foreign securities exchange or traded on the NASDAQ National Market System, the mean between the highest and lowest prices reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if the highest and lowest prices are not reported on said date, then on the next preceding date on which there were such quotations, or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or any foreign securities exchange or traded on the NASDAQ National Market System, the fair market value based on quotations for the Common Stock by market makers or other securities dealers as determined by the Board of Directors in such manner as the Board may deem reasonable.

               (m) "Option" means a stock option granted pursuant to this Plan.

               (n) "Optionee" means the person to whom an Option is granted.

               (o) "Option Price" is defined in Section 6.

               (p) "Payment Date" is defined in Section 10.

               (q) "Plan" means this 1993 Stock Plan for Non-Employee Directors, as in effect from time to time.

               (r) "Stock Option Agreement" means the written agreement between an Optionee and the Company evidencing the grant of an Option under the Plan and setting forth or incorporating the terms and conditions thereof.

        3. ADMINISTRATION. The Plan shall be administered by the Board of Directors. The Board shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, including but not limited to the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the Plan, which interpretations and determinations shall be conclusive and binding upon all persons. Subject to the express provisions of the Plan,


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the Board may establish from time to time such regulations, provisions and procedures which in its opinion may be advisable in the administration of the Plan.

        Notwithstanding the foregoing or any other provision of this Plan to the contrary, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" (as defined in the rules and regulations of the Securities and Exchange Commission under Section 16 of the Act, as in effect from time to time). In the event that it is necessary for the proper administration of the Plan to exercise any such discretion, and the Board is so precluded from exercising such discretion, the Board may delegate any authority to exercise such discretion to a person or committee of persons, each of whom is a "disinterested person" as so defined.

        4. ELIGIBILITY; OPTION GRANTS. Each Director shall automatically be granted an option to purchase 2,500 shares upon first election to the Board and an option to purchase 1,000 shares (subject to adjustment or substitution pursuant to Section 11 hereof from the date hereof, irrespective of whether such option has been granted) of the Common Stock on each of the grant dates of April 1 of each year beginning on April 1, 1994; provided, however, that such automatic grants shall be made pro rata to all Directors if on the date of a grant there shall not be a number of shares sufficient to make all such grants.

        5. SHARES AVAILABLE. The Board of Directors shall reserve for the purposes of the Plan, and by adoption of the Plan does hereby reserve, out of the authorized but unissued Common Stock, a total of 75,000 shares of Common Stock of the Company (subject to adjustment or substitution pursuant to Section 11 hereof). In the event that an Option granted or Award under the Plan to any Director expires or is terminated unexercised or is forfeited as to any shares covered thereby, such shares shall not thereafter be available for the granting of Options or Awards under the Plan and the reserve for such shares shall be terminated.

        6. OPTION PRICE. The price at which each share of Common Stock (subject to adjustment pursuant to Section 11 hereof) may be purchased upon the exercise of an Option (the "Option Price") shall be the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted.

        7. EXERCISE OF OPTIONS.

               (a) Each option granted under the Plan by its terms shall require the Director granted such option to remain available to serve as a Director of the Company for six months from the date of the grant of such option before the right to exercise any part of such option will accrue. A Director may thereafter exercise any or all of such option until the expiration or termination of the option; provided, that not less than 100 shares may be purchased at any one time unless the number of shares purchased is the total number at such time purchasable under the option. Subject to earlier termination as provided herein, all options granted under this Plan shall expire ten years from the date of grant thereof.

               (b) If an optionee shall cease to be a Director of the Company otherwise than by reason of such optionee's death or Disability or a Change of Control (as hereinafter


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        defined), then, subject to Subsection 7(a) hereof, the option shall be exercisable at any time prior to the earlier of (i) the expiration date of such option or (ii) that date which is three years from the date such optionee ceases to be a Director, such three year period to include the date on which such termination occurs. If an Optionee ceases to be a Director of the Company as a result of such optionee's death or Disability, then, subject to Subsection 7(a) hereof, the option shall be exercisable at any time prior to the earlier of (i) the expiration date of such option or (ii) that date which is one year from the date such optionee ceases to be a Director. If an optionee ceases to be a Director by reason of a Change of Control, then such option shall be exercisable in full, whether or not it is exercisable on the date of such termination, at any time prior to the earlier of (i) the expiration date of such option or (ii) that date which is one year from the date such optionee ceases to be a Director.

               (c) Each Option granted under the Plan by its terms shall not be transferable by the Optionee otherwise than by will, or if the Optionee dies intestate, by the laws of descent and distribution, and such Option shall be exercisable during such Optionee's lifetime only by such Optionee. In the event of the death of an Optionee, then, subject to Subsection 7(a) hereof, such Optionee's Options shall be exercisable to the extent herein provided by the executor or personal representative of the Optionee's estate or by any person who acquired the right to exercise such Option by bequest under the Optionee's will or by inheritance.

               (d) Each Option shall be confirmed by a Stock Option Agreement executed by the Company and by the Optionee to whom such Option is granted.

               (e) The Option Price for each share of Common Stock purchased pursuant to the exercise of each Option shall, at the time of the exercise of the Option, be paid in full in cash or equivalent. An Option shall be deemed exercised only when written notice of such exercise, together with payment of the Option Price, is received from the Optionee by the Company at its principal office. No Optionee shall have any rights as a shareholder of the Company with respect to Common Stock issuable pursuant to such Optionee's Option until such Option is duly exercised.

               (f) To the extent that an Option is not exercised within the period of time prescribed therefor as set forth in the Plan, the Option shall lapse and all rights of the Optionee thereunder shall terminate.

        8. ELECTIVE GRANT OF STOCK. In addition, after approval of the Plan as provided in Section 17 hereof, each Director may, in lieu of receiving Compensation in accordance with the prevailing practice of the Company, irrevocably elect each year (the "Election") to receive at least 50% of his Compensation for the next succeeding year in the form of an Award (the "Elective Award"). The Election must be in writing and must be delivered to the Secretary of the Corporation on or about the date of election of the Director to serve the ensuing one-year term. The Election shall be deemed made on the day it is received by the Secretary of the Corporation. Further, the Director may elect to receive any quarterly payment of the Director's annual compensation in the form of an Elective Award to be granted on the quarterly payment date,



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provided such Election is made prior to the beginning of the quarterly payment period (except as to the first quarterly payment period, with respect to which a Director may make the Election on or about the date of the Director's election serve the ensuing one-year term).

        9. NUMBER OF SHARES IN ELECTIVE AWARD. The total number of shares of Common Stock to be included in each Elective Award shall be determined by dividing the amount of the Director's Compensation that is to be paid in Common Stock by 90% of the Fair Market Value of a share of stock on the Payment Date. In the event that on the Payment Date there is not a sufficient number of shares of Common Stock available to make all of the Awards then elected, such Awards shall be made on a pro rata basis; provided, however, in no event shall an Award be made which, on the date of the Award, is equal to less than 50% of a Director's Compensation for such year. In no event shall the Company be required to issue fractional shares. Whenever under the terms of this Section 9 a fractional share of Common Stock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional share on the date of the Award.

        10. ELECTIVE AWARD. The Elective Award shall be granted on the April 1 following the Election, or, in the event April 1 is not a business day, on the next business day thereafter (the "Payment Date"). On the Payment Date, the Company shall agree to issue to the Director 1/3 of the total number of shares subject to the Award on the first anniversary of the Payment Date, 1/3 of the total number of shares subject to the Award on the second anniversary of the Payment Date, and the remaining 1/3 of the total number of shares subject to the Award on the third anniversary of the Payment Date. In event that prior to the issuance of such shares to the Director such Director shall cease to be a member of the Board for any reason, the total number of shares subject to the Award, which have not yet been issued to the Director shall be issued to the Director within 30 days of such termination. Each Elective Award under the Plan by its terms shall not be transferable by the Director otherwise than by will, or if such Director dies intestate, by the laws of descent and distribution. In the event of the death of the Director who has made an Election, then any shares issuable to such Director pursuant to such Director's Elective Award shall be issued in the name of such Director's beneficiary designated by the Director in accordance with the Plan, or, in the event no such beneficiary has been designated or such designated beneficiary fails to survive such Director, such shares shall be issued in the name of such Director's estate. Each Award shall be confirmed by an Elective Award Agreement executed by the Company and by the Director to whom such Award is made.

        11. ADJUSTMENT OF NUMBER OF SHARES. In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option or Award and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an Option or an Award shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock generally shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, or changed into or exchanged for cash or property or the right to receive cash or property (but not including any dividend payable in cash or property other than a liquidating distribution), whether through reorganization, recapitalization, stock


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split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option or Award, and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option or an Award, the number and kind of shares of stock or other securities or cash or property or the right to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 11, the aggregate Option Price for each share or shares covered thereby prior to such substitution or adjustment shall be the aggregate Option Price for all shares of stock or other securities or cash or property or the right to receive cash or property which shall have been substituted for such share or shares or to which such share or shares shall have been adjusted pursuant to this Section 11. No adjustment or substitution provided for in this Section 11 shall require the Company in any Stock Option Agreement or Elective Award Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement or Elective Award Agreement shall be limited accordingly.

        12.    CHANGE OF CONTROL.

               (a) In the event of a Change of Control (as defined below) of the Company, (i) all Stock Options then outstanding shall become fully exercisable as of the date of the Change of Control, whether or not then exercisable and (ii) all Awards shall be issued to a Director in full in accordance with Section 10 above, subject to the limitation that any Stock Option which has been outstanding less than six months on the date of the Change of Control shall not be afforded such treatment.

               (b) A "Change of Control" of the Company means, and shall be deemed to have occurred upon any of the following events:

                      (i) The acquisition by any person, individual, entity or
               "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (collectively, Persons) of beneficial ownership (the phrases "beneficial ownership", "beneficial owners" and "beneficially owned" as used herein being within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the Outstanding Company Common Stock) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the Outstanding Company Voting Securities); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,
               (ii) any acquisition by the Company or any of its subsidiaries,
               (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their beneficial ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                      (ii) Individuals who, as of August 2, 1989, constitute the
               Board of Directors of the Company (the Incumbent Board) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director subsequent to August 2, 1989 and whose election, or whose nomination for election by the Company's shareholders, to the


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               Board of Directors was approved by a vote of at least a
               majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

                      (iii) Approval by the shareholders of the Company of a
               reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their beneficial ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                      (iv) Approval by the shareholders of the Company of (i) a
               complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their beneficial ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.


        13. AMENDMENT OF PLAN. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time; provided that, except as and to the extent authorized and permitted by Section 11 above, (a) no amendment, suspension or termination shall adversely affect the rights of any Optionee as to any outstanding Option without the consent of such Optionee, subject to any limitation on such rights set forth in the Plan or such Optionee's Stock Option Agreement except for any amendment the Board deems necessary to preserve or provide exemptions from the applicability of Section 16(b) of the Exchange Act to the grant, lapse,


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disposition, cancellation or exercise of Options; and (b) no amendment relating to the determination of the Optionees, the grant dates, the number of Options granted to any Optionee or the Option Price, shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act or the rules thereunder. In no event shall the Board of Directors have the right to amend the Plan to provide that discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" under Section 16(b) of the Exchange Act.

        14. RESALES OF SHARES. The Company may impose such restrictions on the sale or other disposition of shares issued pursuant to the exercise of Options or upon the payment of an Award as the Board deems necessary to comply with applicable securities laws. Certificates for shares issued upon the exercise of Options or the payment of Awards may bear such legends as the Company deems necessary to give notice of such restrictions.

        15. COMPLIANCE WITH LAW AND OTHER CONDITIONS. No shares shall be issued pursuant to the exercise of any Option of the payment of any Award granted under the Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws. The Company shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan, the Options or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares upon the granting of Awards or upon the exercise of Options or the immediate resale thereof by Optionees, except for actions (other than registration or qualification) that may be taken by the Company without unreasonable effort or expense and without the incurrence of any material exposure to liability.

        16. NONQUALIFIED OPTIONS. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

        17. EFFECTIVE DATE AND DURATION. The Plan shall be effective on November 3, 1993, subject to approval of the Plan by the holders of a majority of the shares presented or represented at the 1994 Annual Meeting of Shareholders. The Plan shall terminate on October 31, 2003.